Note Receivable	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
Note Receivable

2. Note Receivable

The Company has a note receivable, bearing interest at 5%, for fees being refunded for an unsuccessful capital raising transaction. The note has a face value of $501,000 and was due in October 2013. The collectability of this note is uncertain and the Company has established a reserve for 100% of the balance owed as of December 31, 2015 and December 31, 2014. In February 2015, the Company obtained a default judgment in its favor relating to such note in the amount of approximately $542,000 (including interest). As of December 31, 2015, this amount has not been collected. Due to the financial limitations of the judgment debtor, the Company continues to believe the collectability of the note is uncertain and therefore maintains a reserve for 100% of the balance owed.